UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

FIBROCELL SCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31564	87-0458888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341

(Address of Principal Executive Office) (Zip Code)

(484) 713-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 12, 2014, Fibrocell Science, Inc. (the “Company”) filed a Form 12b-25 (the “Form 12b-25”) with the United States Securities and Exchange Commission to report that it was unable to timely file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 (the “2014 First Quarter Form 10-Q”) without unreasonable effort and expense.  The narrative portions of the Form 12b-25, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K, are incorporated herein by reference.

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 6, 2014, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), in connection with an internal review initiated by Company management, concluded that, because of a misapplication of the accounting guidance related to certain of the Company’s warrants, the Company’s previously issued consolidated financial statements for all periods beginning with the quarterly period ended September 30, 2011 through December 31, 2013 (collectively, the “Affected Periods”) should no longer be relied upon.  As such, the Company will restate its financial statements for the following periods: (i) the years ended December 31, 2013, December 31, 2012 and December 31, 2011, and (ii) all quarterly periods of 2013 and 2012.  However, these restatements result in non-cash, non-operating financial statement corrections and will have no impact on the Company’s current or previously reported cash position, operating expenses, total operating, investing or financing cash flows, or net operating loss carryforward.

The warrants at issue (collectively, the “Warrants”) consist of the following as of March 31, 2014:

1.              warrants to purchase an aggregate of 15,080 shares of common stock, issued on October 13, 2009 at an exercise price of $6.25 per share issued to placement agents;

2.              Series A, class A warrants to purchase 115,440 shares of common stock, issued on October 13, 2009 at an exercise price of $6.25 per share;

3.              Series A, class B warrants to purchase 130,004 shares of common stock, issued on October 13, 2009 at an exercise price of $6.25 per share;

4.              warrants to purchase an aggregate of 393,416 shares of common stock, issued on March 4, 2010 at an exercise price of $6.25 per share;

5.              warrants to purchase 6,113 shares of common stock, issued on June 16, 2011 at an exercise price of $22.50 per share issued to placement agents;

6.              warrants to purchase 50,123 shares of common stock, issued on August 22, 2011 at an exercise price of $13.635 per share issued to placement agents;

7.              warrants to purchase 565,759 shares of common stock, issued on August 22, 2011 at an exercise price of $18.75 per share;

8.              warrants to purchase an aggregate of 1,125,578 shares of common stock, issued on June 1, 2012 at an exercise price of $2.50 per share;

9.              warrants to purchase an aggregate of 1,217,816 shares of common stock, issued on various dates in 2010 and 2011 at an exercise price of $6.25 per share;

10.       warrants to purchase an aggregate of 1,568,823 shares of common stock, issued on various dates in 2012 at an exercise price of $7.50; and

11.       warrants to purchase an aggregate of 768,778 shares of common stock, issued on various dates in 2010 at an exercise price of $6.25.

The above warrant shares and exercise prices have been retroactively adjusted to reflect the April 30, 2013 reverse stock split.

Of the Warrants, approximately 5,335,000 were originally and correctly classified as liabilities on the Company’s balance sheets.  In connection with the Company’s October 2012 financing and a contemporaneous modification of those Warrants to remove “down-round” anti-dilution protection, such Warrants were erroneously reclassified as a component of equity as opposed to liabilities on the balance sheets. The corresponding statements of operations did not include the subsequent non-cash changes in the estimated fair value of such Warrants.  Those Warrants, however, continued to contain a cash settlement feature regarding fundamental transactions that allowed those Warrant holders to have a different settlement option than the Company’s stockholders upon certain fundamental transactions, including a change of control of the Company, thereby precluding equity treatment for the Warrants.  In the course of management’s investigation, the Company also reviewed the Warrant agreements for approximately 622,000 Warrants that were originally classified as equity instruments upon their issuance.  Those Warrants contained a similar fundamental transaction settlement provision that precluded equity treatment for such Warrants.

Based on Accounting Standards Codification 815, Derivatives and Hedging, warrant instruments that could potentially require net cash settlement in the absence of express language precluding such settlement and those which include “down-round provisions” should be initially classified as derivative liabilities at their estimated fair values, regardless of the likelihood that such instruments will ever be settled in cash. In periods subsequent to issuance, changes in the estimated fair value of the derivative instruments should be reported in the statement of operations. The Audit Committee, together with management, determined that the financial statements in the Affected Periods should be restated to reflect the Warrants as liabilities, with subsequent changes in their estimated fair value recorded as non-cash income or expense in each Affected Period.

The Company intends to include (i) restated financial information for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 in the Company’s Amendment No. 2 on Form 10-K/A for the year ended December 31, 2013 (the “Amended 2013 Form 10-K/A”), and (ii) restated financial information for the quarterly periods in 2013 and 2012 in the Company’s Amendments on Form 10-Q/A for the quarterly periods ended March 31, 2013, June 30, 2013, and September 30, 2013 (the “Amended 2013 Form 10-Q/A’s”).  As all material restatement information will be included in the Amended 2013 Form 10-K/A and the Amended 2013 Form 10-Q/A’s, the Company does not intend to amend any of its other previously filed Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q. The Company is presently anticipating filing the Amended 2013 Form 10-K/A and each of the Amended 2013 Form 10-Q/A’s within the next two weeks, and in any event, on or before May 31, 2014.

As mentioned above, these restatements result in non-cash, non-operating financial statement corrections and will have no impact on the Company’s current or previously reported cash position, operating expenses, total operating, investing or financing cash flows, or net operating loss carryforward.

The Audit Committee of the Company has discussed the matters disclosed on this Form 8-K pursuant to this Item 4.02(a) with the Company’s independent registered public accounting firm, BDO USA, LLP.

The Company also, under the supervision of its Audit Committee, inquired into the circumstances relating to the above-referenced accounting treatments to assure that there are no other financial reporting or disclosure control items that may be of concern.  The results of this inquiry indicate that, apart from the adjustments discussed in this Form 8-K, no other adjustments to the Company’s previously issued financial statements appear necessary.

Management has assessed the effect of the restatement on the Company’s internal control over financial reporting and disclosure controls and procedures and believes that this restatement represents a material weakness in its internal controls over financial reporting and disclosure controls and procedures which existed for all periods under restatement.

Caution Regarding Forward-Looking Statements

This Form 8-K includes information that constitutes forward-looking statements. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” or “will.” By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include: the review of the Company’s accounting, accounting policies and internal control over financial reporting; the preparation of and the audit or review, as applicable, of the 2014 First Quarter Form 10-Q, the Amended 2013 Form 10-K/A and the Amended 2013 Form 10-Q/A’s; and the subsequent discovery of additional adjustments to the Company’s previously issued financial statements. Actual events or results may differ materially from the Company’s expectations. In addition, our financial results and stock price may suffer as a result of this review and any subsequent determinations from this process or any actions taken by governmental or other regulatory bodies as a result of this process.  We do not undertake to update our forward-looking statements, except as required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

99.1	Narrative portions of Form 12b-25 filed by Fibrocell Science, Inc. dated May 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIBROCELL SCIENCE, INC.

	By:	/s/ Gregory Weaver
Gregory Weaver
Chief Financial Officer
Date: May 12, 2014

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Narrative portions of Form 12b-25 filed by Fibrocell Science, Inc. dated May 12, 2014